Exhibit 99.1

INSPIRED ENTERTAINMENT, INC INVESTOR PRESENTATION JUNE 2019

Safe Harbor/
Non-GAAP Financial Disclosures

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the U.S. Private Securities Litigation Reform Act of 1995, including statements regarding the expected effects of the proposed acquisition by Inspired Entertainment, Inc. (the "Inspired," "we" or "us") of Novomatic UK Ltd.'s Gaming Technology Group ("NTG"), projected synergies, anticipated opportunities from the proposed transaction and plans with respect to the NTG business (including its titles and game library) following the closing of the proposed transaction. Forward-looking statements may be identified by the use of words such as "anticipate," "believe," "expect," "estimate," "plan," "will," "would" and "project" and other similar expressions that indicate future events or trends or are not statements of historical matters. These statements are based on our management's current expectations and beliefs, as well as a number of assumptions concerning future events.

Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside of our control and all of which could cause actual results to differ materially from the results discussed in the forward-looking statements. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as required by law. Factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements include, without limitation: the receipt of regulatory approvals on the terms desired or anticipated; unanticipated difficulties or expenditures relating to the proposed transaction, including, without limitation, difficulties that result in the failure to realize expected synergies, efficiencies and cost savings from the proposed transaction within the expected time period (if at all); Inspired's ability to obtain financing or refinance its existing indebtedness on the anticipated terms and schedule; disruptions of Inspired's and NTG's current plans, operations and relationships with customers and suppliers caused by the announcement and pendency of the proposed transaction; potential difficulties in Inspired's and NTG's ability to retain employees as a result of the announcement and pendency of the proposed transaction; and the other factors described in the "Risk Factors" section of our annual report on Form 10-K for the fiscal year ended September 30, 2018 and our quarterly report on Form 10-Q for the quarter ended March 31, 2019, which are available, free of charge, on the U.S. Securities and Exchange Commission's website at www.sec.gov and on our site at www.inseinc.com.

Financial Information and Non-GAAP Financial Measures

Adjusted EBITDA means earnings before interest expense, provision for income taxes and depreciation and amortization, as adjusted to remove the effects of certain stock-based compensation charges, items considered outside the normal course of business, including restructuring costs, merger and acquisition costs and gains or losses not in the ordinary course of business and, in the case of Inspired, certain changes related to legacy portions of the business. Adjusted EBITDA Margin is calculated as Adjusted EBITDA as a percent of Revenue.

Pro forma revenue represents NTG's IFRS-reported revenue post transaction, which excludes inter-NTG sales eliminations and parts of the business not included in the transaction. Adjusted EBITDA, Adjusted EBITDA Margin, and Pro forma revenue may not be comparable to similarly titled measures reported by other companies. These non-GAAP financial measures should be considered in addition to, and not in isolation from, as a substitute for or superior to, net income, operating income, revenue and other measures of financial performance prepared in accordance with GAAP.

INSPIRED

NTG’s Businesses

NTG operates through four primary business units

Company *% of Enlarged Group EBITDA*[1]	ASTRA NOVOMATIC GROUP (10%)	BELL-FRUIT GAMES NOVOMATIC GROUP (3%)	Gamestec NOVOMATIC GROUP (9%)	playnation NOVOMATIC GROUP (15%)
What they Do / Products they Sell	➢ Astra manufactures and sells / rents gaming machines and develops games ➢ Primarily produces digital machines, with some remaining analog sales ➢ Gaming machines span categories B3, C and D ➢ Gaming content is also created in house	➢ Bell-Fruit primarily sells analog machines ➢ However, with the transition to digital, Bell-Fruit has diversified to amusement-type machines, including pushers and redemption games, as well as digital content	➢ Gamestec is the largest gaming and amusement machine operator in the UK ➢ Predominantly serves pubs and AGCs ➢ Deploys primarily Cat C digital machines as well as some legacy analog Cat C, as well as amusements such as pool and digital jukeboxes	➢ Playnation operates 19,000 amusement machines across 1,700 sites in the UK, through placements in holiday resorts, motorway service stations, family pubs, bowling alleys, and airports ➢ Mixture of analog and digital machines
Gross Profit by Model (18A)	Sales[2] 37%; Rental 7%; Income Share 16%; Software 32%; Other 7%; Recurring 52%	Sales[2] 79%; Income Share 21%; Rentals 2%; Recurring 23%	Recurring 93%; One off 7%	Recurring 100%; One off 0%
Revenue by NTG / Novomatic / External (2018 Actual)	External 51%; NTG 36%; Novomatic 13%	External 59%; NTG 21%; Novomatic 20%	External 88%; NTG 11%; Novomatic 1%	External 97%; NTG 0%; Novomatic 3%
Revenue by Top 5 Customers (2018 Actual)	Company A[3] 25%; Company B 12%; Company C 10%; Company D 8%; Company E 6%; Other 39%	Company A 15%; Company B 14%; Company C 9%; Company D 6%; Company E 4%; Other 52%	Company A 14%; Company B 14%; Company C 10%; Company D 10%; Company E 7%; Other 45%	Company A 28%; Company B 20%; Company C 13%; Company D 8%; Company E 6%; Other 25%

Source: NTG and Inspired Management Estimates

1. *PF FOBT.*
2. *Sept LTM 18.*
3. *Greentube revenue adjusted to 5% (to PF the pass-through effect)*

INSPIRED

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Anticipated Pro Forma Business Composition

The pro forma entity would be significantly diversified in terms of customer base and end users with a key focus of management to continue to migrate NTG's platform to a digital footprint like that of Inspired's

Company *% of Enlarged Group EBITDA (18A)*[1]	INSPIRED  65%	**NTG Group**  35%	**Combined Entity**
Revenue by End User Split (18A)[2]	 Other 14% Betting Shops 75% Online Gaming 11%	 Online Gaming 8% Other 2% (3) Pubs 31% AGCs 14% Holiday Parks 28% Service Stations 17%	 Other 7% AGCs 8% Service Stations 10% Betting Shops 33% Online Gaming 10% Holiday Parks 15% Pubs 17%
Revenue by Digital / Analog (18A)[2]	 % Analog 0% % Digital 100%	*Less than 30%*	*~60-70%*
Gross Profit by Business Model (18A)	 Software Sales 5% One off Sales 2% Recurring 93%	 One Off Sales 20% Recurring 80%	 Software Sales 3% One Off Sales 8% Recurring 89%
Revenue by Top 5 Customers (18A)[2]	 Other 38% Company A 24% Company E 3% Company B 16% Company D 6% Company C 13%	 Company V 11% Company W 7% Other 66% Company X 6% Company Y 5% Company Z 5%	 Other 65% Company A 11% Company B 8% Company C 6% Company V 6% Company W 4%

Source: NTG and Inspired Management Estimates
1. *PF Triennial impact.*
2. *LTM Sept 18.*
3. *NTG End User Split defined by Revenue of Top 20 Customers extrapolated for External Revenues (excl. inter NTG Sales).*

INSPIRED

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» The combined entity will continue to be headquartered in New York and listed on the NASDAQ » The operational base will be in Burton, England with a variety of content development and distribution centres across the UK » Executive management at Inspired will remain broadly the same with the office of the Executive Chairman led by Lorne Weil, supplemented by senior executives joining from NTG » The enlarged Group will be a leading player across most of the verticals that it operates within » Inspired will accelerate NTG’s transition to a digital - led platform rapidly strengthening the financial profile of the group » Inspired is currently collapsing five offices in the UK into one new Burton facility Combined Entity – In Summary Description The combined business will be a diversified leader in gaming manufacturing and machine operations, listed on NASDAQ and headquartered in New York with operations led out of Burton, UK Headquarters 5 Key Financials (£m – Latest Reported) Gross Profit by Business Model (18A ) Revenue by End User (18A) (1) Rome Distribution Centre Manchester Regional Headquarters Content Development Centres Source: NTG and Inspired Management Estimates 1. PF Triennial Review Impact.. New York £ 205 £62 Revenue EBITDA Structuring EBITDA Betting Shops 33% Pubs 17% Holiday Parks 15% Online Gaming 10% Service Stations 10% AGCs 8% Other 7% Kochi (India) Burton Bridgend Leeds Recurring 89% One Off Sales 8% Software Sales 3%

Pubs 31% Holiday Parks 28% Service Stations 17% AGCs 14% Online Gaming 8% Other 2% The acquisition of NTG would significantly diversify Inspired’s customer base, both in terms of individual customers and end users, diversifying the group with limited to no overlap of customer base between the two companies » On a standalone basis, the Inspired business predominantly services retail gambling outlets both from a Virtual Sports and SBG perspective » The acquisition of NTG would augment and diversify the group across a wide range of end verticals (pubs, holiday parks, MSAs, etc.) » Furthermore there is virtually no customer overlap and as a result the customer base would become significantly more diversified » This diversification would mitigate contract renewal risk, regulatory risk and economic risk End User Split – 2018A Inspired NTG (1) Combined (1) Inspired NTG Combined 6 Source: NTG and Inspired Management Estimates Note: 2016A to 18A shown at a Sept - YE 1. NTG End User Split defined by Revenue of Top 20 Customers extrapolated for External Revenues (excl. inter NTG Sales). Inspired Revenue from International Operations (£m) Top 5 Customers – 2018A £26 £36 £44 £49 £58 £60 2016A 2017A 2018A 2019E 2020E 2021E Betting Shops 75% Online Gaming 11% Other 14% Betting Shops 33% Pubs 17% Holiday Parks 15% Online Gaming 10% Service Stations 10% AGCs 8% Other 7% Increasingly Diversified Among Customers, Geographies and End Users Company A 24% Company B 16% Company C 13% Company D 6% Company E 3% Other 38% Company A 11% Company B 8% Company C 6% Company V 6% Company W 4% Other 65% Company V 11 % Company W 7% Company X 6% Company Y 5 % Company Z 5% Other 66%

Continued Emphasis on Recurring Revenues

Three of the four largest customers of the combined entity would have long-standing and recurring revenue arrangements providing significant visibility to operating performance moving forward

Company A
- Relationship With: Inspired
- Relationship Since: 2004
- Services Provided: B3 machine operation on a recurring revenue share basis as well as Virtuals and Digital Content
- % of Combined Revenue: 11%

Company B
- Relationship With: Inspired
- Relationship Since: 2017
- Services Provided: Operation of VLT Machines and provision of Virtuals
- % of Combined Revenue: 8%

Company C
- Relationship With: Inspired
- Relationship Since: 2004
- Services Provided: B2 and B3 machine sales
- % of Combined Revenue: 6%

Company D
- Relationship With: Playnation
- Relationship Since: Pre 2015
- Services Provided: Wide range of gaming machines operations on a "JV style" income share arrangement
- % of Combined Revenue: 6%
- Projected growth does not assumed winning back any lost business

% Gross Profit Recurring


Inspired
NTG
Combined
One off Sales 2%
Software Sales 5%
Recurring 93%
One Off Sales 20%
Recurring 80%
Software Sales 3%
One Off Sales 8%
Recurring 89%

Source: NTG and Inspired Management Estimates.

INSPIRED
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Stable Regulatory Outlook Across Various Geographies

Regulatory outlook in the coming years for the combined group's key geographies is stable

- The enlarged group is diversified geographically and by industry
- As a B2B operator the Group is less exposed to regulatory change (particularly gaming tax)
- Furthermore, the current regulatory outlook across the various jurisdictions appear to be neutral

Segment	% Combined Revenue[1]	Perceived Regulatory Risk	Recent Developments
UK FOBT / LBO Vertical	15-20%	Low	➢ Following the Triennial Review outcome enacted on the 1 April 2019, focus of the regulators has shifted away from gaming machines ➢ Now that B2 machines' max. stakes are in line with other machines within the sector (which were never a focus of the Triennial Review) there is believed to be less likelihood of further regulatory changes in respect of machine staking and prize levels. It is expected there will be some focus on player protection features. This aspect will further push the UK gaming segment towards Digital products
Other UK Machines	40-50%	Low	
Greece	5-10%	Low	➢ Prior to the implementation of the OPAP licence the gaming machine segment in Greece was unregulated ➢ The exclusive OPAP VLT licence was awarded in 2011, initially with a 10 year licence with the operational commencement of regulated VLTs in January 2017. This was extended in 2018 to January 2035 with a further right to review in 2035 ➢ Given the nature of the government support and involvement in the project, the chance of major regulatory changes appear to be low
Italy	0-5%	Medium	➢ A variety of increased taxation measures in 2017 and 2018 saw PREU (a turnover tax) increase from 6.80% to 8.70% ➢ Further regulation of the gaming machines sector is focused on restrictions around PoS locations and increased distance from sensitive areas (schools, churches etc.). There will be some focus on player protection features ➢ There is some inherent uncertainty regarding the licence renewal in March '22 and any changes will likely depend on the Government at the time

INSPIRED

Source: Company information.
1. PF Triennial Review.

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NTG's Ongoing Digital Transition Has Improved Economics

The digital transformation underway at NTG has driven revenue growth, bolstered margins and enhanced its cash flow profile through machines that remain in the field longer than comparable analog machines

- Digital machine growth in the UK has been led by the B2 / B3 machines located in Licensed Betting Offices ("LBOs") (of which Inspired is a supplier)
- Since 2017, NTG has focused on digitizing a large portion of its estate in certain segments, particularly the pub sector, but also the motorway service stations and AGC verticals
- Digital machines attract a higher revenue per machine due to (i) increased engagement from consumers; (ii) attracting a wider demographic than the traditional analog machines; and (iii) multiple games per machine
- The cash flow conversion of the machines has been enhanced due to the (i) higher margin that they provide and (ii) increased machine life which increases the capex conversion of the machines over their useful life

Key KPI's of Digital Machines vs. Analog Machines[1]


Average Weekly Rental
Payback Period
Depreciation Length
5 Yrs
2 Yrs
1.3 Yrs
1.5 Yrs
Digital
Analog
Digital
Analog
Digital
Analog

% Revenue from Digital Machines


Inspired
Gamestec
Analog
0%
Digital
100%
Analog
67%
Digital
33%

Source: NTG and Inspired Management Estimates
1. Based on NTG products.

INSPIRED
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